AMERICAN HOME MORTGAGE HOLDINGS, INC.
PRO FORMA COMBINED CONSOLIDATED FINANCIAL INFORMATION
(UNAUDITED)


THE PROFORMA COMBINED FINANCIAL DATA SET FORTH HEREIN GIVE EFFECT TO THE PENDING MERGER OF AMERICAN HOME MORTGAGE HOLDINGS, INC. ("AMERICAN HOME") AND FIRST HOME MORTGAGE CORP., INC. AS OF MARCH 31, 2000 THIS MERGER HAD NOT BEEN COMPLETED, AND REMAINS SUBJECT TO CERTAIN CLOSING CONDITIONS, INCLUDING, BUT NOT LIMITED TO, REGULATORY APPROVALS. AMERICAN HOME CURRENTLY ANTICIPATES THAT THE MERGER WILL BE CONSUMMATED LATE IN THE SECOND QUARTER OF 2000, BUT THERE CAN BE NO ASSURANCES THAT THE MERGER WILL BE CONSUMMATED BY SUCH TIME, OR AT ALL.

The pro forma combined financial data set forth herein give effect to the pending merger of American Home Mortgage Holdings, Inc. ("American Home") and First Home Mortgage Corp., Inc ("First Home") as if the merger had been consummated on January 1, 1997 for income statement information and December 31, 1999 for balance sheet information. As of March 31, 2000 this merger had not been completed. This pro forma also gives effect to the merger with Marina Mortgage Co., Inc. ("Marina") as set forth on Form 8-K filed with the Securities and Exchange Commission on March 14, 2000 and is hereby incorporated by reference. The unaudited pro forma combined consolidated balance sheet as of December 31, 1999 and the unaudited pro forma combined consolidated statements of income for the three years in the period ended December 31, 1999 are based upon the historical consolidated financial statements of American Home as previously filed with the Commission under the Exchange Act, and should be read in conjunction with those consolidated financial statements and related notes. These unaudited pro forma combined financial statements are not necessarily indicative of the operating results that would have been achieved had the American Home/First Home merger been consummated as of the beginning of the periods presented and should not be construed as representative of future operating results. These unaudited pro forma combined financial statements give effect to the American Home/First Home merger by combining the results of operations of American Home and First Home using the "purchase" method of accounting.

AMERICAN HOME MORTGAGE HOLDINGS, INC.
PRO FORMA COMBINED CONSOLIDATED
BALANCE SHEET
(UNAUDITED)

                                                                                                    AMERICAN HOME
                                                                                         -------------------------------------
                                                                                                       PROFORMA
                                                    American Home    First Home (c)           Year Ended December 31, 1999
                                                    -------------    --------------      -------------------------------------
                                                       Combined        Year Ended                                   Combined
                                                     December 31,      December 31,        Proforma               December 31,
                                                         1999              1999           Adjustments                 1999
                                                     ------------      ------------      ------------            -------------
 ASSETS
 Cash and cash equivalents                           $  3,414,017       $ 1,319,973      $ (3,010,804)           $   1,723,186
 Mortgage loans held for sale, net                     65,115,356        16,528,819                                 81,644,175
 Mortgage loans held for investment, net                  153,534                 -                                    153,534
 Real estate owned                                        112,865                 -                                    112,865
 Accounts receivable                                    7,102,546         1,359,257                                  8,461,803
 Mortgage servicing rights, net                            34,470                 -                                     34,470
 Premises and equipment                                 3,419,693         2,750,931                                  6,170,624
 Prepaid expenses and security deposits                 2,022,494            99,716          (600,000)(b)            1,522,210
 Investment in Affiliate                                                    300,279                                    300,279
 Goodwill                                               4,497,537                 -         5,809,346 (a) (b)       10,306,883
                                                     ------------      ------------      ------------            -------------
 Total assets                                        $ 85,872,512      $ 22,358,975      $  2,198,542            $ 110,430,029
                                                     ============      ============      ============            =============
 LIABILITIES AND STOCKHOLDERS'
   EQUITY
 Liabilities:
   Warehouse lines of credit                         $ 60,118,587      $ 15,725,024      $          -            $  75,843,611
   Notes payable                                        1,947,578                           1,173,396 (a)            3,120,974
   Accrued expenses and other                           5,170,022                                                    5,170,022
   Deferred income tax liability                          625,000         4,002,163                                  4,627,163
                                                     ------------      ------------      ------------            -------------
 Total liabilities                                     67,861,187      $ 19,727,187      $  1,173,396               88,761,770
 MINORITY INTEREST                                         23,372           400,296                                    423,668
 STOCKHOLDERS' EQUITY
   Common stock                                            82,534               836             4,080 (a)               87,450
   Additional paid-in capital                          17,249,390         1,401,682         1,850,040 (a)           20,501,112
   Retained earnings                                      656,029           747,247          (747,247)(a)              656,029
    Unrealized gain in marketable securities                    -            81,727           (81,727)(a)                    -
                                                     ------------      ------------      ------------            -------------
 Total stockholders' equity                            17,987,953         2,231,492         1,025,146               21,244,591
                                                     ------------      ------------      ------------            -------------
 TOTAL LIABILITIES AND STOCKHOLDERS'
   EQUITY                                            $ 85,872,512      $ 22,358,975      $  2,198,542            $ 110,430,029
                                                     ============      ============      ============            =============

See notes to unaudited proforma combined consolidated balance sheet.

NOTES TO UNAUDITED PRO FORMA
COMBINED CONSOLIDATED
BALANCE SHEET

(1) The pro forma adjustments reflected in the unaudited pro forma combined consolidated balance sheet of American Home Including First Home as of December 31, 1999 give effect to the following adjustments:

      (a) Stockholders' equity of First Home has been adjusted to give effect to the exchange of 836 shares of First Home Common Stock for 491,568 shares of shares of American Home Common Stock. Pro forma adjusting entry is as follows:

                                               DEBIT     CREDIT
                                               -----     ------

            Goodwill                       5,209,346
            Common Stock                         836
            Additional paid-in capital     1,401,682
            Retained Earnings                747,247
            Unrealized gain in marketable     81,727
            securities
                 Cash                                  3,010,804
                 Notes Payable                         1,173,396
                 Common Stock                              4,916
                 Additional paid-in capital            3,251,722


      (b) Merger-related Expenses. Merger-related expenses anticipated to be recorded by American Home are included in the pro forma combined consolidated balance sheet as of December 31, 1999. Merger-related expenses expected to be recorded by American Home are summarized in the following table:

                                               DEBIT     CREDIT
                                               -----     ------

            Goodwill                         600,000
                 Capitalized expenses                   600,000


      (c) The pro forma financial information of First Home has been reclassified to conform with the American Home presentation.

AMERICAN HOME MORTGAGE HOLDINGS, INC.
PRO FORMA COMBINED CONSOLIDATED
STATEMENTS OF INCOME
(UNAUDITED)

                                                                                                             AMERICAN HOME
                                                                                                    -------------------------------
                                                     AMERICAN                                                  PROFORMA
                                                       Home         Marina (5)     First Home (5)    Year Ended December 31, 1999
                                                   ------------    ------------    ------------     -------------------------------
                                                    Year Ended      Year Ended      Year Ended       First Home          Combined
                                                   December 31,    December 31,    December 31,       Proforma         December 31,
                                                      1999             1999            1999         Adjustments            1999
                                                   ------------    ------------    ------------     -----------        ------------
 REVENUES:
 Gain on sale of mortgage loans                    $ 21,957,076    $ 14,579,977    $ 20,649,409     $          -       $ 57,186,462
 Interest income, net                                 1,703,498         161,788                                -          1,865,286
 Other                                                1,201,436          50,915         465,556                -          1,717,907
                                                   ------------    ------------    ------------     ------------       ------------
 Total revenues                                      24,862,010      14,792,680      21,114,965                -         60,769,655
                                                   ------------    ------------    ------------     ------------       ------------
 EXPENSES:
 Salaries, commissions and benefits, net             11,611,275       9,843,347      13,110,755       (3,069,671)(1)     31,495,706
 Marketing and promotion                              1,774,169         703,010       1,584,831                           4,062,010
 Occupancy and equipment                              2,428,870       1,878,152         772,932                           4,307,022
 Data processing and communications                   1,132,970         734,176         627,274                           2,640,078
 Provision for loss                                      27,967         175,000                                             202,967
 Amortization of goodwill                                     -               -                          512,272 (2)        512,272
 Other                                                2,549,636       2,305,965       5,074,284                -         10,557,159
                                                   ------------    ------------    ------------     ------------       ------------
 Total expenses                                      19,524,887      15,639,650      21,170,076       (2,557,399)        53,777,214
                                                   ------------    ------------    ------------     ------------       ------------
 INCOME BEFORE INCOME TAXES AND
    MINORITY INTEREST                                 5,337,123        (846,970)        (55,111)       2,557,399          6,992,441
 INCOME TAXES                                         1,441,125        (339,553)        (14,572)               -          1,087,000
                                                   ------------    ------------    ------------     ------------       ------------
 INCOME BEFORE MINORITY INTEREST                      3,895,998        (507,417)        (40,539)       2,557,399          5,905,441

 MINORITY INTEREST IN INCOME OF
    CONSOLIDATED JOINT VENTURE                           35,112                         247,009                -            282,121
                                                   ------------    ------------    ------------     ------------       ------------
 NET INCOME                                        $  3,860,886    $   (507,417)   $   (287,548)    $  2,557,399       $  5,623,320
                                                   ============    ============    ============     ============       ============

PRO FORMA INCOME TAXES                        (3)  $    878,875                    $     (9,075)                       $    869,800
PRO FORMA NET INCOME                               $  2,982,011                    $   (278,473)                       $  4,753,520

Pro forma earnings per share - basic               $       0.40                                                        $       0.54
Pro forma earnings per share - diluted             $       0.39                                                        $       0.54

Weighted average number of shares - basic     (4)     7,533,334                                                           8,776,514
Weighted average number of shares - diluted   (4)     7,564,776                                                           8,807,956

See notes to unaudited proforma combined consolidated statements of income.

AMERICAN HOME MORTGAGE HOLDINGS, INC.
PRO FORMA COMBINED CONSOLIDATED
STATEMENTS OF INCOME
(UNAUDITED)

                                                                                                         AMERICAN HOME
                                                                                                 -----------------------------
                                                     AMERICAN                                               PROFORMA
                                                       Home        Marina (5)    First Home (5)   Year Ended December 31, 1998
                                                   ------------   ------------   ------------    ------------------------------
                                                    Year Ended     Year Ended     Year Ended      First Home        Combined
                                                   December 31,   December 31,   December 31,      Proforma       December 31,
                                                       1998           1998            1998        Adjustments         1998
                                                   ------------   ------------   ------------    ------------     ------------
 REVENUES:
 Gain on sale of mortgage loans                    $ 18,980,534   $ 18,707,166   $ 24,793,460    $          -     $ 62,481,160
 Interest income, net                                   734,179        288,234                              -        1,022,413
 Other                                                  502,223         90,406        107,529               -          700,158
                                                   ------------   ------------   ------------    ------------     ------------
 Total revenues                                      20,216,936     19,085,806     24,900,989               -       64,203,731
                                                   ------------   ------------   ------------    ------------     ------------
 EXPENSES:
 Salaries, commissions and benefits, net              9,430,382     11,886,945     12,925,430      (2,995,668)(1)   31,247,089
 Marketing and promotion                              1,236,461        683,025      1,717,022                        3,636,508
 Occupancy and equipment                              1,653,709      1,031,478        465,445                        2,685,187
 Data processing and communications                     951,508        889,804        558,463                        2,306,757
 Provision for loss                                     152,955        330,000                                         482,955
 Amortization of goodwill                                     -              -                        512,272 (2)      512,272
 Other                                                1,542,997      3,009,865      5,166,772               -       10,278,097
                                                   ------------   ------------   ------------    ------------     ------------
 Total expenses                                      14,968,012     17,831,117     20,833,132      (2,483,396)      51,148,865
                                                   ------------   ------------   ------------    ------------     ------------
 INCOME BEFORE INCOME TAXES AND
    MINORITY INTEREST                                 5,248,924      1,254,689      4,067,857       2,483,396       13,054,866
 INCOME TAXES                                           328,209        533,041         82,303               -          943,553
                                                   ------------   ------------   ------------    ------------     ------------
 INCOME BEFORE MINORITY INTEREST                      4,920,715        721,648      3,985,554       2,483,396       12,111,313

 MINORITY INTEREST IN INCOME OF
    CONSOLIDATED JOINT VENTURE                           50,760              -              -               -           50,760
                                                   ------------   ------------   ------------    ------------     ------------
 NET INCOME                                        $  4,869,955   $    721,648   $  3,985,554    $  2,483,396     $ 12,060,553
                                                   ============   ============   ============    ============     ============

PRO FORMA INCOME TAXES                        (3)  $  1,982,000                  $  1,536,000                     $  3,518,000
PRO FORMA NET INCOME                               $  2,887,955                  $  2,449,554                     $  8,542,553

Pro forma earnings per share - basic               $       0.38                                                   $       0.97
Pro forma earnings per share - diluted             $       0.38                                                   $       0.97

Weighted average number of shares - basic     (4)     7,533,334                                                      8,776,514
Weighted average number of shares - diluted   (4)     7,564,776                                                      8,807,956

See notes to unaudited proforma combined consolidated statements of income.

AMERICAN HOME MORTGAGE HOLDINGS, INC.
PRO FORMA COMBINED CONSOLIDATED
STATEMENTS OF INCOME
(UNAUDITED)

                                                                                                        AMERICAN HOME
                                                                                               ------------------------------
                                                    AMERICAN                                              PROFORMA
                                                      Home        Marina (5)   First Home (5)   Year Ended December 31, 1997
                                                  ------------   ------------   ------------   ------------------------------
                                                   Year Ended     Year Ended     Year Ended     First Home         Combined
                                                  December 31,   December 31,   December 31,     Proforma        December 31,
                                                     1997            1997           1997        Adjustments          1997
                                                  ------------   ------------   ------------   ------------      ------------
 REVENUES:
 Gain on sale of mortgage loans                   $ 10,596,604   $ 12,211,745   $ 12,383,607   $          -      $ 35,191,956
 Interest income, net                                  368,808         79,190                             -           447,998
 Other                                                 356,018         96,599        104,480              -           557,097
                                                  ------------   ------------   ------------   ------------      ------------
 Total revenues                                     11,321,430     12,387,534     12,488,087              -        36,197,051
                                                  ------------   ------------   ------------   ------------      ------------
 EXPENSES:
 Salaries, commissions and benefits, net             5,315,732      7,146,187      7,461,713     (1,148,866)(1)    18,774,766
 Marketing and promotion                               962,475        556,646      1,074,471                        2,593,592
 Occupancy and equipment                               909,216        684,659        424,086                        1,593,875
 Data processing and communications                    611,699        638,540        190,058                        1,674,325
 Provision for loss                                    116,837        105,000                                         221,837
 Amortization of goodwill                                    -              -                       512,272 (2)       512,272
 Other                                                 946,270      2,284,581      1,344,429              -         4,765,338
                                                  ------------   ------------   ------------   ------------      ------------
 Total expenses                                      8,862,229     11,415,613     10,494,757       (636,594)       30,136,005
                                                  ------------   ------------   ------------   ------------      ------------
 INCOME BEFORE INCOME TAXES AND
    MINORITY INTEREST                                2,459,201        971,921      1,993,330        636,594         6,061,046
 INCOME TAXES                                          139,887        397,710         34,889              -           572,486
                                                  ------------   ------------   ------------   ------------      ------------
 INCOME BEFORE MINORITY INTEREST                     2,319,314        574,211      1,958,441        636,594         5,488,560

 MINORITY INTEREST IN INCOME OF
    CONSOLIDATED JOINT VENTURE                               -              -              -              -                 -
                                                  ------------   ------------   ------------   ------------      ------------
 NET INCOME                                       $  2,319,314   $    574,211   $  1,958,441   $    636,594      $  5,488,560
                                                  ============   ============   ============   ============      ============

PRO FORMA INCOME TAXES                        (3) $    942,000                  $    763,550                     $  1,705,550
PRO FORMA NET INCOME                              $  1,377,314                  $  1,194,891                     $  3,783,010

Pro forma earnings per share - basic              $       0.18                                                   $       0.43
Pro forma earnings per share - diluted            $       0.18                                                   $       0.43

Weighted average number of shares - basic     (4)    7,533,334                                                      8,776,514
Weighted average number of shares - diluted   (4)    7,564,776                                                      8,807,956

See notes to unaudited proforma combined consolidated statements of income.

NOTES TO UNAUDITED PRO FORMA
COMBINED CONSOLIDATED
STATEMENTS OF INCOME

(1) Pro forma adjustment for salaries in excess of current employment contracts and duplicative efforts resulting from the merger:

                                           1999         1998         1997
                                        ----------   ----------   ----------
            First Home Mortgage Corp.   $  826,675   $  958,866   $  336,844
            Marina Mortgage Co., Inc.    2,242,996    2,036,802      812,022
                                        ----------   ----------   ----------
                                        $3,069,671   $2,995,668   $1,148,866
                                        ==========   ==========   ==========

(2) Pro forma adjustment for goodwill amortization, over a 20-year period.

                                          1999       1998       1997
                                        --------   --------   --------
            First Home Mortgage Corp.   $287,395   $287,395   $287,395
            Marina Mortgage Co., Inc.    224,877    224,877    224,877
                                        --------   --------   --------
                                        $512,272   $512,272   $512,272
                                        ========   ========   ========

(3) Per Share Data is calculated using pro forma net income, which accounts for American Home Mortgage's S-Corporation status prior to their Initial Public Offering.

                                             1999        1998        1997
            AMERICAN HOME                 $ 878,875   $1,982,000   $ 942,000
            FIRST HOME MORTGAGE CORP.     $  (9,075)  $1,536,000   $ 763,550

            Prior to the fourth quarter of 1999, American Home had elected to be taxed as an S-Corporation. Pro forma taxes reflect an additional provision for taxes as if American Home had been a C-Corporation for the entire year in 1999, 1998 and 1997. The provision in 1999 excludes a $625,000 one-time non-cash, non-recurring tax expense resulting from the conversion from the S-Corporation to C-Corporation status.

(4) Average common shares used to calculate net income per common share for the each of the years ended December 31, 1999, 1998 and 1997 were calculated using the following information:

                                             1999        1998        1997
            AMERICAN HOME

            Primary                        7,533,334   7,533,334   7,533,334
            Dilutive effect of stock          31,442      31,442      31,442
            options
            Fully diluted                  7,564,776   7,564,776   7,564,776

            PRO FORMA INCLUDING MARINA
            AND FIRST HOME
            Primary                        8,776,514   8,776,514   8,776,514
            Dilutive effect of stock          31,442      31,442      31,442
            options
            Fully diluted                  8,807,956   8,807,956   8,807,956

(5) The pro forma financial information of Marina and First Home has been reclassified to conform with the American Home presentation.